EXHIBIT 32.1

                    CARGO CONNECTION LOGISTICS HOLDING, INC.
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of Cargo Connection Logistics Holding, Inc. (the "Company") on Form 10-KSB/A (No. 1) for the year ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jesse Dobrinsky, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  November 27, 2007


                                                   /s/ Jesse Dobrinsky
                                                -------------------------------
                                                Jesse Dobrinsky
                                                Chief Executive Officer
                                                (Principal Executive Officer)